November 2013 Next-Generation Cancer Therapeutics Sorrento Therapeutics Exhibit 99.1

This presentation contains "forward-looking statements" as that term is defined under the
Private Securities Litigation Reform Act of 1995 (PSLRA), including statements regarding expectations, beliefs or intentions regarding our business, technologies and products strategies or prospects. Actual results may differ from those projected due to a number of risks and uncertainties, including, but not limited to, the possibility that some or all of the pending matters and transactions being considered by the Company may not proceed as contemplated, and by all other matters specified in Company's filings with the Securities and Exchange Commission, as well as risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and product candidates. Sufficiency of the data for approval with respect to Cynviloq™ will be a review issue after NDA filing.  These statements are made based upon current expectations that are subject to risk and uncertainty and information available to the Company as of the date of this presentation. The Company does not undertake to update forward-looking statements in this presentation to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Assumptions and other information that could cause results to differ from those set forth in the forward-looking information can be found in the Company's filings with the
Securities and Exchange Commission, including its most recent periodic report. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.
Safe Harbor Statement NASDAQ: SRNE

Management Team
Henry Ji, Ph.D.
President & CEO, Director
Vuong Trieu, Ph.D.
CSO and Director
George Uy
Chief Commercial Officer
David (Zhenwei) Miao, Ph.D.
CTO
Richard Vincent
EVP, CFO, Director
• Inventor of G-MAB
®
Technology
• President & CEO of Stratagene Genomics
• VP of CombiMatrix and Stratagene
• Founder and CEO of IgDraSol
• Co-inventor of IP covering Abraxane
®
• Instrumental in the approval of Abraxane
®
• Celgene acquired Abraxis Biosciences for > $3 billion
• CCO of IgDraSol
• Directed the launches of Abraxane
®
, Xeloda
®
& Fusilev
®
• Built commercial infrastructures and organizations in startup companies
• President and CSO of Concortis Biosystems
• Co-inventor of IP covering ADC technologies
• Head of Chemistry at Ambrx
• $430M sale of Elevation to Sunovion-Dainippon
• Meritage Pharma option agreement with ViroPharma ($90M upfront + milestones)
• $310M sale of Verus asthma program to AstraZeneca
• Elan: various acquisitions and divestitures with aggregate values in excess of
$300M

Investment Highlights
Intractable Pain in Advanced Cancer
•
Ongoing Phase 1/2 study
•
Orphan drug status received
•
Two potential drug products from same API (Resiniferatoxin)
Targeted Drug Delivery (ADC)
•
G-MAB
®
antibody as specific targeting warhead
•
Proprietary toxins as potent tumor killing payload
•
Selective conjugation chemistry for homogenous ADC generation
Late Stage Oncology Drug with Exclusive US and EU Rights
•
Addresses multi-billion dollar paclitaxel market
•
Abbreviated regulatory pathway (“bioequivalence”) for approval
•
Bioequivalence registration trial in 2014 (study direct costs ~ $5M)
•
Product launch in 1H 2016
Therapeutic Antibody Engine
•
Antibody market >$50B in 2012
•
First antibody drug candidate in clinic 1H 2015
Cynviloq™
RTX
G-MAB
®
ADC

Sorrento’s Next-Generation Cancer Therapeutics
TUMOR
AfDC:
•
•
ADC:
•
•
Cynviloq™
•
•
•
G-MAB
®
•
•
•
G-MAB targets toxin to cancer cell
Programs include VEGFR2, c-Met
High-diversity human Ab library
Lead mAb programs include
PD-L1, PD-1, and CCR2
FTO and no stacking royalties
Bioequivalence (BE)
pathway for approval
Efficacy demonstrated
US and EU rights
G-MAB targets approved chemotherapeutics to the tumor
Effective against heterogeneous tumors
Next-generation
Abraxane
®
ntibody
A f
ormulated
D
rug onjugate
C
ntibody
A D
rug
onjugate
C

PHASE 2 | PHASE 3 | NDA FILING
PRECLINICAL | PHASE 1

PHASE 1 PHASE 2
INDICATION
Cynviloq™
Metastatic Breast Cancer
Non-Small Cell Lung Cancer
Bladder Cancer (sNDA)
Ovarian Cancer (sNDA)
1H 2014 1H 2015
505(b)(2) Bioequivalence
}
Pancreatic Cancer (BE* or sNDA)
INDICATION > TARGET
G-MAB
®
ADC
Oncology > PD-L1
Oncology/Inflammation > CCR2, CXCR3
Oncology > VEGFR2, c-Met, CXCR5, EGFR
1H 2015
2H 2015
2H 2015
RTX
Refractory Pain in Cancer Patients
In progress
1H 2015
Multiple
Strategic
Partnership
Opportunities
Pipeline
Oncology > PD-1
1H 2015
* Abraxane ® orphan drug status (FDA approval, September 2013)

Lead Product Opportunity Cynviloq™ Registration Trial 7

Cynviloq is the 3   Generation Paclitaxel Therapy
Abraxane
®
nab-paclitaxel
Mean size
130 nm
Biological polymer:
Donor-derived human
serum albumin (HSA)
2
nd
260 mg/m
2
Taxol
®
paclitaxel
Cremophor EL
excipient:
Polyoxyethylated
castor oil
Formulation Generation
1
st
175 mg/m
2
Maximum
Tolerated Dose
Peak
Product Sales
~ $1.6B (WW in 2000)
Est. >$1.7B* (US)
($430M in 2012)
Conversion of
Abraxane sales +
new indications
*Analyst projection ; in MBC + NSCLC + PC
Mean size
~25 nm
Cynviloq™
paclitaxel
polymeric micelle
Chemical polymer:
Poly-lactide and
polyethylene glycol
diblock copolymer
3
rd
>300 mg/m
2
(up to 435 mg/m
2
)
rd

Cynviloq is a High Value Proposition
1. Exclusive US and EU Rights
2. Cynviloq efficacy demonstrated in Phase 2 and Phase 3 studies
a. Approved and marketed under brand name Genexol-PM in S. Korea
3. FDA concurred
a. Available data support pursuing 505(b)(2) regulatory pathway
b. Bioequivalence (BE) study sufficient for approval of indications in Abraxane label (MBC and NSCLC)
4. Large market opportunity
a. Abraxis (Abraxane) sold to Celgene for > $3B
b. $1.7B in projected US peak revenues for Abraxane

Total number of patients across all trials: 1,260
Phase 1: Trials established higher MTD in US - Dana Farber Cancer Inst, Russia, & S. Korea (total n=80)
>300 mg/m
2
(q3w) vs. 175 mg/m
2
(Taxol; weekly) and 275 mg/m
2
(Abraxane; q3w)
Phase 2: Completed trials in MBC, NSCLC, PC, OC, BC; in US - Yale Cancer Center, Russia, S. Korea
(total n=259)
Data suggestive of efficacy comparable to historic data for Abraxane and superior to historic Taxol data or
Standard-of-Care
Possible Phase 3 sNDA programs in these tumor types
Phase 3: Ongoing trial for MBC in S. Korea (total n=209; Cynviloq n=105)
GPMBC301.  An Open-label, Randomized, Parallel, Phase 3 Trial to Evaluate the Efficacy and Safety of
Cynviloq compared to Genexol
®
(Paclitaxel with Cremophor EL) in Subjects with Recurrent or Metastatic
Breast Cancer)
Interim analysis suggests ORR superior to Taxol and comparable to historic Abraxane efficacy
Efficacy and safety data supportive of 505(b)(2) BE submission
PM-Safety: Completed for MBC and NSCLC (total n=502)
Efficacy and safety data supportive of 505(b)(2) BE submission
Clinical Efficacy & Safety Summary
Phase 2b (IIS): Chemo-naïve Stage IIIb/IV NSCLC vs Taxol in S. Korea (total n=276; Cynviloq n=140)
230 mg/m
2
+ cis (q3w) vs. Taxol 175 mg/m
2
+ cis; non-inferiority established
Phase 2  (IIS): 1
st
line treatment of OC vs Taxol in S. Korea (total n=100; Cynviloq n=50)
260 mg/m
2
+ carbo (q3w) vs. Taxol 175 mg/m
2
+ carbo; non-inferiority established

1E+05
1E+04
1000
100
10
Paclitaxel (ng/ml)
0
5
10
15
20
25
Time (hr)

1E+05
1E+04
1000
100
10
Paclitaxel (ng/ml)
0.01
0.1
1
10
100
Time (hr)

Drug HL (h) T max (h)
AUCinf
(h*ng/mL)
Vz (mL/kg) Cl (mL/h/kg)
Abraxane 2.99 0.08 61561.33 2103.71 487.32
Cynviloq 2.83 0.08 58151.31 2103.58 515.90
IV bolus at 30 mg/kg; n = 3
Equivalent Pharmacokinetics in Mice
Data on file
Cynviloq
Abraxane

Abraxane data from: Nurad K. Ibrahim, Phase I and Pharmacokinetic Study of ABI-007, a Cremophor-free, Protein-stabilized, Nanoparticle Formulation of
Paclitaxel. Clinical Cancer Research 2002;8:1038-44
Data from 2 separate studies
(3 h infusion, 135 mg/m
2
dose, n=3)
Comparable Pharmacokinetics in Human

Simulated PK Parameters Supportive of BE:
Cynviloq vs. Abraxane
* Gardner et all, 2008
• PK BE was calculated as 95% confidence interval (CI)
• Ratio T/R (Cmax and AUCinf) within 80-125% (FDA Guidance for establishing BE)
Comparison of mean non-compartmental pharmacokinetic parameters of
Cynviloq (T) and Abraxane (260 mg/m
2
) at 30 min infusion time:
Cmax
(ng/mL)
Ratio
Cmax(T)/Cmax(R)
AUCinf
(ng*h/mL)
Ratio
AUCinf(T)/AUCinf(R)
Cynviloq
(Simulated PK)
19486
99.6%
22198
109.2%
Abraxane
(Actual PK)*
19556 20324

Bioequivalence = Efficient Pathway to Market
• Bioequivalence registration study in breast cancer patients (2014)
- 12 months of duration (including patient recruitment)
- Direct trial cost ~$5M
Abraxane
®
(50 patients)
Cynviloq™
(50 patients)
Cynviloq™ Abraxane
®
Key Parameters*:
•
•
•
•
Cycle 1
Cycle 2
Dose: 260 mg/m
2
Infusion time: 30 min
Duration: 3 weeks +
crossover for 3 weeks
Endpoints: AUC and
Cmax (90% CI)
*
Based on FDA “Draft Guidance on Paclitaxel” – September 2012

Cynviloq Advantages
Cynviloq™ Abraxane
®
Taxol
®
Cynviloq
Advantage
Maximum Tolerated Dose
(mg/m
2
)
>300 260 175
Potential for
higher efficacy
Rapid reconstitution:
no foaming concerns
Convenience for busy
practices and pharmacies
No donor-derived human
serum albumin (HSA)
No viral / prion concerns
Convenient storage
conditions
No requirement for
controlled temp storage
No microbial growth
Chemical polymer
Cremophor-free
Reduced side effects
Dosing
q3w
q3w* &
weekly**
q3w & weekly
Exploits PK advantage
@ higher dose
* = MBC; ** = NSCLC & PC

~55,000 patients with
paclitaxel as 1  line therapy
in MBC, NSCLC & OC
15,903 PC patients eligible for
treatment with Abraxane
®
+
Gemcitabine combination
Cynviloq Market Opportunity
Note:  In Pancreatic Cancer, the blue portion represents # patients treated with gem-based Rx in 2012
# of  Patients Treated in 1   line  (US Only; 2012)
Sources: US information, SEER Annual Cancer Review 1975-2006; US Census; Mattson Jack; UHC and Medicare Claims; IntrinsiQ; Synovate
Tandem. WHO mortality database 2008 http://www.who.int/whosis/whosis/. World Population Prospects. The 2008 Revision. UN Population
Division 2009. http://esa.un.org/unpp/. Roche-Genentech Clinical, Patient Chart Audits. Total patient numbers represent treatable population.
1
~70,000 patients treated with paclitaxel-based regimen in 1
st
line
NSCLC
n = 93,800
MBC
n = 38,000
Pancreatic Cancer
n = 27,000
Ovarian Cancer
n = 17,700
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000
30,766
9,880
15,903
14,479
Other regimens
PAC+ treated
st
st
st
Line patient estimates from IntrinsiQ 2012 Monthly LOT Diag Combo.

Potential to Expand Label Indications –
For Example: 2  Line Bladder Cancer
Cynviloq
Phase 2 (Korea)*
260-300
mg/m²
q3w
n=34
#
Best Supportive Care
Phase 2 (Japan) **/ Phase 3 (EU)***
n=23** / n=108***
Overall Response
Rate (ORR)
21% - / 0%***
Progression Free
Survival
2.7 M - / 1.5 M***
Overall Survival
6.5 M 2.3 M** / 4.3 M***
* Invest New Drugs (2012) 30:1984–1990
# advanced urothelial carcinoma patients  refractory to gemcitabine and cisplatin
** AUA- San Diego May 4th-8  ; *** JCO (2009): 4454-61
Summary:
• High unmet need - no FDA-approved 2
nd
line drug
• Demonstrated clinical Overall Response Rate (ORR)
• Phase 3-ready for development as 2
nd
line chemotherapy in patients refractory to
platinum-based therapy
th
nd

Cynviloq™
(paclitaxel polymeric micelle)
for injectable suspension

Next Steps for Cynviloq
1.
Bioequivalence (BE) trial:  2014
2.
NDA filing:  2015
3.
Approval:   2016
a. MBC and NSCLC
b. Future Abraxane indications (Pancreatic cancer and Melanoma)
4.
Product launch for MBC and NSCLC: 2016
5. sNDA planning for label expansion into Bladder and Ovarian cancers
Bioequivalence
Trial
LAUNCH
2016
2016
2014
2015
NDA
Filing
FDA
Approval

19 Expanded Clinical Pipeline with Multiple Opportunities RTX Intractable Pain in Advanced Cancer 19

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Special Report
Chemistry

Rx

Resiniferatoxin (RTX):
Non-opiate Drug Candidate for Treating Cancer Pain
“Prickly Painkiller: An experimental plant extract may end intractable pain with a single injection”*
* Arlene Weintraub; Sci Am. 2013 Jul;309(1):14.

RTX Ultra Potent and Selective Toxin
* Adapted from Karai et al. 2004
Pharmacology:
Ultra potent agonist of the TRPV1 receptor
• < 2 pM TRPV1 receptor binding
Binding in primate ex-vivo spinal cord
• dorsal root ganglion
resiniferatoxin Ki = 309 pM
• dorsal horn
resiniferatoxin Ki = 349 pM
RTX induces apoptosis of TRPV1-
expressing afferent nerves.
“ADC”-like killing, but no
antibody-mediated
targeting needed
Cross section of
spinal cord after
treatment*

Brown et al, Anesthesiology 2005; 103:1052–9
n=18
n=18
n=8 n=5 n=4
Weeks
(p < 0.0001 for all time points)
Single intrathecal injection
Permanent ablation of nerves
Attractive therapeutic effect
All subjects responded
Personality & mood of animals
visibly improved
No opioid-associated side effects
Single Injection Addresses Cancer Pain in Dogs
Veterinary Market: Strategic Partnership Opportunity

Next Steps for Dual Pathway of RTX Development
2014
1.
2.
~3 years for clinical
development
Intractable cancer pain clinical trial (intrathecal injection); n~40 patients
Phase 1/2 trial for intraganglionic injection (osteosarcoma); n~15 patients

Pre-IND Immunotherapy Programs Antibodies + Proprietary Toxins G-MAB ® ADC 24

G-MAB ® : Library of Therapeutic Antibodies
High Value Oncology Targets:
Immunomodulation: PD1 and PD-L1
Antibody Drug Conjugates: VEGFR2 and c-Met
Size of Target Antigen
Difficult Targets:
Small Peptides
Most Difficult Targets:
G Protein-Coupled Receptors
(GPCRs)
• Proprietary technology
- RNA amplification used for
library generation
- Freedom-To-Operate
• Very high library diversity:
2.1 x 10
16
distinct antibodies
• Fully human antibodies
• High successful screening hit rate
•
No stacking royalties

T Cell Activation (%)
0
10
20
30
40
IFN-γ (pg/mL)
0
3000
6000
9000
12000
15000
IL-2 (pg/mL)
0
200
400
600
800

Tumor Growth Inhibition (%)
0
10
20
30
40
50
***
15
25

Competitor mAb
Sorrento mAb
Anti-PD-L1 mAbs Exhibit Potent Activity
Immune Modulation* Tumor Mouse Model**
Day
* mAbs @ 0.05 mg/mL
** xenograft model using H1975 human NSCLC cells; % inhibition relative to control mAb treatment
*** p<0.05, mean tumor volumes are significantly reduced in STI-A1010 group versus control groups as determined by Mann-Whitney u-test

Days After Disease Induction
Sorrento mAb
Untreated
Potent Antibody against Difficult GPCR Target*
mAb
Cell Binding
(EC
50
– nM)
Sorrento 0.17
Competitor 21
0
0.5
1
1.5
2
2.5
3
3.5
13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38
* Sorrento mAb against C-C Chemokine Receptor 2 (CCR2)
** Experimental Auto-immune Encephalomyelitis (EAE) = murine model of Multiple Sclerosis

1
ADC in plasma
2
ADC binds to receptor
3
ADC is internalized
CANCER CELL
4
Cytotoxic agent is released
5
Apoptosis (cell death)

28 Antibody Drug Conjugates (ADC) Key Components: 1. Target-specific internalizing antibody 2. Potent cytotoxic prodrugs 3. Linker and conjugation chemistries Drug released in CANCER CELL

Proprietary ADC Screening and Optimization Panels
20-panel for discovery of lead ADCs
3 benchmark ADCs for rapid POC studies
20 ADCs by rationale design with linker/conjugation technologies and payload pool
50-panel for generation of ADC candidates
Optimization of payloads
Optimization of linkers and conjugation methods
Expansion to new MOA payloads, if needed
Payload pool
20 panel
50 panel (up to)
Chemistry
• linkers
• conjugation

30 0 1 2 3 2 purified K-lock Conjugation Enables Homogeneous ADCs K-lock Selective ADC chemistry Fewer positional isomers Better control of DAR drug
drug
drug
drug
1.reduce
2.conjugation

1.reduce
2.cross link
drug
drug

C-lock-Duo3
C-lock-Duo6
mAb
ADC-vc-MMAE
LHHL
HHL
HH
HL
H
L

31 Irreversible C-lock-stabilized ADCs C-lock enhances ADC stability leading to: Prolonged PK profile Reduced off-target effects

125
100
75
50
25
0
% Viability
0.0001
0.001
0.01
0.1
1
100
100
concentration (nM)

125
100
75
50
25
0
% Viability
0.0001
0.001
0.01
0.1
1
100
100
concentration (nM)

Proprietary Toxin Potency 30-fold Higher than DM1*
SKBR3
(Breast Cancer Cell Line)
HCC1954
(Breast Cancer Cell Line)
IC
50
(nM)
0.017
0.019
0.3
(0.24 nM reported)
0.025
0.035
Duo6 (K-lock)
DM1 (NHS)
MMAE (C-lock)
MMAE (maleimide)
cleavable MC-vc-PAB linker
IC
50
(nM)
0.035
0.052
0.25
(0.24 nM reported)
0.091
0.091
DM1 (NHS)
MMAE (C-lock)
MMAE (maleimide)
cleavable MC-vc-PAB linker
Duo3 (K-lock)
Duo6 (K-lock)
Duo3 (K-lock)

ONCOLOGY
PD-L1
PD-1
VEGFR2-ADC
EGFR
(STI-A100X)
(STI-A110X)
(STI-A020X)
(STI-A0168)
1H 2015
c-Met
(STI-A060X)
ADC
ADC
2H 2015
1H 2015
ONCOLOGY /
INFLAMMATION
(GPCR)
CCR2
CXCR3
CXCR5
(STI-B020X)
(STI-A120X)
(STI-B030X)
2H 2015
ADC
ADC
CCR2 (STI-B020X) ADC
Multiple
Strategic
Partnership
Opportunities
G-MAB ® and ADC Pipeline
Her2
ADC
(STI-A160X)

34 Positioned to Become Oncology Leader G-MAB ® ADC RTX Antibodies + Proprietary Toxins Intractable Pain in Advanced Cancer Registration Trial Cynviloq™ 34

Small Molecule Oncology Drug, Antibody Library
and ADC Company Valuations
Company Small Molecule
Oncology Drug
Antibody
Platform
Targeted
Drug Delivery
Mkt Cap*
Puma: PBYI
Pre-revenue
MBC (Phase 3) ~$1.2B
Clovis: CLVS
Pre-revenue
NSCLC, MBC (Phase 1) ~$1.6B
MorphoSys: MOR.DE
Pre-revenue
Antibody
Library
~$1.6B
CAT: Acquired (2006)
Pre-revenue
Antibody
Library
~$1.4B
Domantis: Acquired (2007)
Pre-revenue
Antibody
Library
~$450M
Seattle Genetics: SGEN
Product sales + royalty
ADC ~$5.1B
ImmunoGen: IMGN
Royalty only
ADC ~$1.3B
Sorrento: SRNE
NSCLC, MBC
(Ph3/Registration Trial)
Antibody
Library
ADC & AfDC
~$180M
* based on publicly-available information (11/14/13)

Investment Highlights
Intractable Pain in Advanced Cancer
•
Clinical Phase 1/2 study ongoing at NIH
•
Potential patients for treatment: ~150,000 in the U.S. annually
•
Two potential drug products from same API
Targeted Drug Delivery (ADC)
•
G-MAB
®
antibody as specific targeting warhead
•
Proprietary toxins as potent tumor killing payload
•
Selective conjugation chemistry for homogenous ADC generation
Late Stage Oncology Drug with Exclusive US and EU Rights
•
Addresses multi-billion dollar paclitaxel market
•
Abbreviated regulatory pathway (“bioequivalence”) for approval
•
Bioequivalence registration trial in 2014 (study direct costs ~ $5M)
•
Product launch in 1H 2016
Therapeutic antibody engine
•
Antibody market >$50B in 2012
•
First antibody drug candidate in clinic 1H 2015
Cynviloq™
RTX
G-MAB
®
ADC

Sorrento Therapeutics Next-Generation Cancer Therapeutics Contact: Henry Ji President and CEO hji@sorrentotherapeutics.com (858) 668-6923